Finance Income (Expense), Net	12 Months Ended
Dec. 31, 2023
Finance Income (Expense), Net [Abstract]
FINANCE INCOME (EXPENSE), NET

NOTE 12:- FINANCE INCOME (EXPENSE), NET

	Year ended December 31,
	2023	2022	2021

Interest income	$506	$222	$24
Bank commisions	(14)	(16)	(18)
Exchange rate fluctuations and others	58	(54)	59
short-term investment revaluation	11	(229)	162

Total financial income (expenses), net	$561	$(77)	$227